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                             PARTICIPATION AGREEMENT
                                as of May 1, 2000
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                   Lincoln Life & Annuity Company of New York

                                    CONTENTS

       SECTION    SUBJECT MATTER

         1.       Parties and Purpose
         2.       Representations and Warranties
         3.       Purchase and Redemption of Trust Portfolio Shares
         4.       Fees, Expenses, Prospectuses, Proxy Materials and Reports
         5.       Voting
         6.       Sales Material, Information and Trademarks
         7.       Indemnification
         8.       Notices
         9.       Termination
         10.      Miscellaneous

                           SCHEDULES TO THIS AGREEMENT

         A.       The Company
         B.       Accounts of the Company
         C. Available Portfolios and Classes of Shares of the Trust; Investment Advisers
         D.       Contracts of the Company
         E.       Other Portfolios Available under the Contracts
         F.       Rule 12b-1 Plans of the Trust
         G.       Addresses for Notices
         H.       Shared Funding Order


1.       PARTIES AND PURPOSE

         This agreement (the "Agreement") is between certain portfolios, specified below and in Schedule C, of Franklin Templeton Variable Insurance Products Trust, an open-end management investment company organized as a business trust under Massachusetts law (the "Trust"), Franklin Templeton Distributors, Inc., a California corporation which is the principal underwriter for the Trust (the "Underwriter," and together with the Trust, "we" or "us") and the insurance company identified on Schedule A ("you"), on your own behalf and on behalf of each segregated asset account maintained by you that is listed on Schedule B, as that schedule may be amended from time to time ("Account" or "Accounts").

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         The purpose of this Agreement is to entitle you, on behalf of the
Accounts, to purchase the shares, and classes of shares, of portfolios of the Trust ("Portfolios") that are identified on Schedule C, solely for the purpose of funding benefits of your variable life insurance policies or variable annuity contracts ("Contracts") that are identified on Schedule D. This Agreement does not authorize any other purchases or redemptions of shares of the Trust.

2.       REPRESENTATIONS AND WARRANTIES

         2.1      REPRESENTATIONS AND WARRANTIES BY YOU

         You represent and warrant that:

                  2.1.1    redacted

                  2.1.2 All of your directors, officers, employees, and other individuals or entities dealing with the money and/or securities of the Trust are and shall be at all times covered by a blanket fidelity bond or similar coverage, in an amount not less than $5 million. Such bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. You agree to make all reasonable efforts to see that this bond or another bond containing such provisions is always in effect, and you agree to notify us in the event that such coverage no longer applies.

                  2.1.3 Each Account is a duly organized, validly existing segregated asset account under applicable insurance law and interests in each Account are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under Section 817 of the Internal Revenue Code of 1986, as amended ("Code") and the regulations thereunder. You will use your best efforts to continue to meet such definitional requirements, and will notify us immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

                  2.1.4 Each Account either: (i) has been registered or, prior to any issuance or sale of the Contracts, will be registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"); or
(ii) has not been so registered in proper reliance upon an exemption from registration under Section 3(c) of the 1940 Act; if the Account is exempt from registration as an investment company under Section 3(c) of the 1940 Act, you will use your best efforts to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

                  2.1.5 The Contracts or interests in the Accounts: (i) are or, prior to any issuance or sale will be, registered as securities under the Securities Act of 1933, as amended (the "1933 Act"); or (ii) are not registered because they are properly exempt from registration under Section 3(a)(2) of the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under Section 4(2) or Regulation D of the 1933 Act, in which case you will make every effort to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

                  2.1.6    redacted

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                  2.1.7 The Contracts currently are treated as annuity
contracts or life insurance contracts under applicable provisions of the Code and you will use your best efforts to maintain such treatment; you will notify us immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

                  2.1.8 The fees and charges deducted under each Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by you.

                  2.1.9 You will use shares of the Trust only for the purpose of funding benefits of the Contracts through the Accounts.

                  2.1.10   redacted

                  2.1.11 With respect to any Accounts which are exempt from registration under the 1940 Act in reliance on 3(c)(1) or Section 3(c)(7) thereof:

                           2.1.11.1 the principal underwriter for each such Account and any subaccounts thereof is a registered broker-dealer with the SEC under the 1934 Act;

                           2.1.11.2 the shares of the Portfolios of the Trust are and will continue to be the only investment securities held by the corresponding subaccounts; and

                           2.1.11.3 with regard to each Portfolio, you, on behalf of the corresponding subaccount, will:

                                          (a)  vote such shares held by it in
                                               the same proportion as the vote
                                               of all other holders of such
                                               shares; and

                                          (b)  refrain from substituting
                                               shares of another security
                                               for such shares unless the
                                               SEC has approved such
                                               substitution in the manner
                                               provided in Section 26 of
                                               the 1940 Act.

                  2.1.12 You and the principal underwriter for each of the Contracts will comply in all material respects with the 1933 and 1940 Acts and the rules and regulations thereunder.

         2.2      REPRESENTATIONS AND WARRANTIES BY THE TRUST

         The Trust represents and warrants that:

                  2.2.1 It is duly organized and in good standing under the laws of the State of Massachusetts.

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                  2.2.2 All of its directors, officers, employees and others dealing with the money and/or securities of a Portfolio, that are so required by Rule 17g-1 under the 1940 Act, are and shall be at all times covered by a blanket fidelity bond or similar coverage in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

                  2.2.3 It is registered as an open-end management investment company under the 1940 Act.

                  2.2.4 Each class of shares of the Portfolios of the Trust is registered under the 1933 Act.

                  2.2.5    redacted

                  2.2.6    redacted

                  2.2.7    redacted

                  2.2.8    redacted

                  2.2.9 It currently intends for one or more classes of shares (each, a "Class") to make payments to finance its distribution expenses, including service fees, pursuant to a plan ("Plan") adopted under rule 12b-1 under the 1940 Act ("Rule 12b-1"), although it may determine to discontinue such practice in the future.

         2.3      REPRESENTATIONS AND WARRANTIES BY THE UNDERWRITER

         The Underwriter represents and warrants that:

                  2.3.1 It is registered as a broker dealer with the SEC under the 1934 Act, and is a member in good standing of the NASD.

                  2.3.2 Each investment adviser listed on Schedule C (each, an "Adviser") is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law.

                  2.3.3 All of its directors, officers, employees and others dealing with the money and/or securities of a Portfolio, that are so required by Rule 17g-1 under the 1940 Act, are and shall be at all times covered by a blanket fidelity bond or similar coverage in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company. You agree to make all reasonable efforts to see that this bond or another bond containing such provisions is always in effect, and you agree to notify us in the event such coverage no longer applies.

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                  2.3.4    It will comply in all material respects with the
1933 and 1940 Acts and the rules and regulations thereunder.

                  2.3.5    redacted

                  2.3.6    redacted

                  2.4      WARRANTY AND AGREEMENT BY BOTH YOU AND US

         We received an order from the SEC dated November 16, 1993 (file no. 812-8546), which was amended by a notice and an order we received on September 17, 1999 and October 13, 1999, respectively (file no. 812-11698) (collectively, the "Shared Funding Order," attached to this Agreement as Schedule H). The Shared Funding Order grants exemptions from certain provisions of the 1940 Act and the regulations thereunder to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and qualified pension and retirement plans outside the separate account context. You and we both warrant and agree that both you and we will comply with the "Applicants' Conditions" prescribed in the Shared Funding Order as though such conditions were set forth verbatim in this Agreement, including, without limitation, the provisions regarding potential conflicts of interest between the separate accounts which invest in the Trust and regarding contract owner voting privileges. In order for the Trust's Board of Trustees to perform its duty to monitor for conflicts of interest, you agree to inform us of the occurrence of any of the events specified in condition 2 of the Shared Funding Order to the extent that such event may or does result in a material conflict of interest as defined in that order.

3.       PURCHASE AND REDEMPTION OF TRUST PORTFOLIO SHARES

         3.1 We will make shares of the Portfolios available to the Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we (or our agent) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. For purposes of this Section 3, you shall be the Trust's agent or designee for receipt of purchase orders and requests for redemption. Notwithstanding the foregoing, the Trust's Board of Trustees ("Trustees") may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio. Without limiting the foregoing, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors whose purchase and redemption activity follows a market timing pattern, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders) as they deem necessary to reduce, discourage or eliminate market timing activity. You agree to cooperate with us to the extent possible to assist us in implementing the Trust's restrictions on purchase and redemption activity that follows a market timing pattern.

         3.2 We agree that shares of the Trust will be sold only to life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance

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Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order. No shares of any Portfolio will be sold to the general public.

          3.3     redacted

          3.4      redacted

         3.5 We shall calculate the net asset value per share of each Portfolio on each Business Day, and shall communicate these net asset values to you or your designated agent on a daily basis after the calculation is completed (normally by 6:30 p.m. New York time).

         3.6 You shall submit payment for the purchase of shares of a Portfolio on behalf of an Account no later than the close of business on the next Business Day after we receive the purchase order. Payment shall be made in federal funds transmitted by wire to the Trust or to its designated custodian.

         3.7      redacted

         3.8 Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

         3.9 We shall furnish, on or before the ex-dividend date, notice to you of any income dividends or capital gain distributions payable on the shares of any Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

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4.       FEES, EXPENSES, PROSPECTUSES, PROXY MATERIALS AND REPORTS

         4.1 We shall pay no fee or other compensation to you under this Agreement except as provided on Schedule F, if attached.

         4.2 We shall prepare and be responsible for filing with the SEC, and any state regulators requiring such filing, all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. We shall bear the costs of preparation and filing of the documents listed in the preceding sentence, registration and qualification of the Trust's shares of the Portfolios.

         4.3      redacted

         4.4      redacted

          4.5 We shall provide you, at our expense, with copies of any Trust-sponsored proxy materials in such quantity as you shall reasonably require for distribution to Contract owners who are invested in a designated subaccount. You shall bear the costs of distributing proxy materials (or similar materials such as voting solicitation instructions) to Contract owners.

         4.6 You assume sole responsibility for ensuring that the Trust's prospectuses, shareholder reports and communications, and proxy materials are delivered to Contract owners in accordance with applicable federal and state securities laws.

5.       VOTING

         5.1 All Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in the Shared Funding Order.

         5.2 If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares for which no instructions have been received in the same proportion as Trust shares of such Portfolio for which instructions have been received; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law.

         5.3      redacted

6.       SALES MATERIAL, INFORMATION AND TRADEMARKS

         6.1 For purposes of this Section 6, "Sales literature or other Promotional material" includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust, or Underwriter or its affiliates, or refer to the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, electronic communication or other public media), sales literature (I.E., any written communication distributed

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or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees in any media, and disclosure documents, shareholder reports and proxy materials.

         6.2      redacted

         6.3      redacted

          6.4 You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in Sales literature or other Promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

          6.5 We shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations contained in and accurately derived from Disclosure Documents for the Contracts (as such Disclosure Documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales literature or other Promotional materials, except as required by legal process or regulatory authorities or with your written permission.

         6.6 Except as provided in Section 6.2, you shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any logo or other trademark relating to the Trust or the Underwriter without prior written consent, and upon termination of this Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

         6.7 You shall furnish to us ten (10) Business Days prior to its first submission to the SEC or its staff, any request or filing for no-action assurance or exemptive relief naming, pertaining to, or affecting, the Trust, the Underwriter or any of the Portfolios.

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7.       INDEMNIFICATION

         7.1      INDEMNIFICATION BY YOU

                  7.1.1 You agree to indemnify and hold harmless the Underwriter, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of
Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually the "Indemnified Party" for purposes of this Section 7) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with your written consent, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of shares of the Trust or the Contracts and

                           7.1.1.1 arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a Disclosure Document for the Contracts or in the Contracts themselves or in sales literature generated or approved by you on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Section 7), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to you by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           7.1.1.2 arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined below in
         Section 7.2) or wrongful conduct of you or persons under your control, with respect to the sale or acquisition of the Contracts or Trust shares; or

                           7.1.1.3 arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined below in Section 7.2 or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of you; or

                           7.1.1.4 arise out of or result from any failure by you to provide the services or furnish the materials required under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to have any Contract qualify as a "variable contract" within the meaning of such term under
         Section 817 of the Code, as amended, or any regulations thereunder);


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                           7.1.1.5 arise out of or result from any material
         breach of any representation and/or warranty made by you in this Agreement or arise out of or result from any other material breach of this Agreement by you; or

                           7.1.1.6 arise out of or result from a Contract failing to be considered a life insurance policy or an annuity Contract, whichever is appropriate, under applicable provisions of the Code thereby depriving the Trust of its compliance with Section 817(h) of the Code (including a failure, whether unintentional or in good faith or otherwise).

                  7.1.2 You shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or Underwriter, whichever is applicable. You shall also not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified you in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify you of any such claim shall not relieve you from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, you shall be entitled to participate, at your own expense, in the defense of such action. Unless the Indemnified Party releases you from any further obligations under this
Section 7.1, you also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from you to such party of the your election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and you will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.1.3 The Indemnified Parties will promptly notify you of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

         7.2      INDEMNIFICATION BY THE UNDERWRITER

                  7.2.1 The Underwriter agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually an "Indemnified Party" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such Losses

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are related to the sale or acquisition of the shares of the Trust or the
Contracts and:

                           7.2.1.1 arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement, prospectus, statement of additional information or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Trust Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission of such alleged statement or omission was made in reliance upon and in conformity with information furnished to us by or on behalf of you for use in the Registration Statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           7.2.1.2 arise out of or as a result of statements or representations (other than statements or representations contained in the Disclosure Documents or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Trust, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

                           7.2.1.3 arise out of any untrue statement or alleged untrue statement of a material fact contained in a Disclosure Document or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to you by or on behalf of the Trust; or

                           7.2.1.4 arise as a result of any failure by us to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification representation specified above in Section 2.2.7 and the diversification requirements specified above in Section 2.2.8); or

                           7.2.1.5 arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 7.2.2 and 7.2.3 hereof.

                  7.2.2 The Underwriter shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you or the Accounts, whichever is applicable.

                  7.2.3 The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have

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notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Underwriter from any further obligations under this Section 7.2, the Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.2.4 You agree promptly to notify the Underwriter of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with the issuance or sale of the Contracts or the operation of each Account.

         7.3      INDEMNIFICATION BY THE TRUST

                  7.3.1 The Trust agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust, and arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Sections 7.3.2 and 7.3.3 hereof. It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

                  7.3.2 The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against any Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you, the Trust, the Underwriter or each Account, whichever is applicable.

                  7.3.3 The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claims shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Trust from any further obligations under this Section 7.3, the Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.3.4 You agree promptly to notify the Trust of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of the Account, or the sale or acquisition of shares of the Trust.

8.       NOTICES

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth in Schedule G below or at such other address as such party may from time to time specify in writing to the other party.

9.       TERMINATION

         9.1      redacted

         9.2      redacted

         9.3 If this Agreement is terminated for any reason, except as required by the Shared Funding Order or pursuant to Section 9.2.5.3, above, we shall, at your option, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio pursuant to all of the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement. If this Agreement is terminated as required by the Shared Funding Order, its provisions shall govern.

         9.4 The provisions of Sections 2 (Representations and Warranties) and 7 (Indemnification) shall survive the termination of this Agreement. All other applicable provisions of this Agreement shall survive the termination of this Agreement, as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 9.3, except that we shall have no further obligation to sell Trust shares with respect to Contracts issued after termination.

         9.5 You shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to your assets held in the Account) except: (i) as necessary to implement Contract owner initiated or approved transactions; (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"); or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon reasonable request, you shall promptly furnish to us the opinion of your counsel (which counsel shall be reasonably satisfactory to us) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, you shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving us ninety (90) days notice of your intention to do so.

10.      MISCELLANEOUS

         10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions of this Agreement or otherwise affect their construction or effect.

         10.2 This Agreement may be executed simultaneously in two or more counterparts, all of which taken together shall constitute one and the same instrument.

         10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         10.4 This Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of California. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder, to any orders of the SEC on behalf of the Trust granting it exemptive relief, and to the conditions of such orders. We shall promptly forward copies of any such orders to you.

         10.5 The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

         10.6 The parties to this Agreement agree that the assets and liabilities of each Portfolio of the Trust are separate and distinct from the assets and liabilities of each other Portfolio. No Portfolio shall be liable or shall be charged for any debt, obligation or liability of any other Portfolio.

         10.7 Each party to this Agreement shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         10.8 Each party to this Agreement shall treat as confidential all information reasonably identified as confidential in writing by any other party to this Agreement, and, except as permitted by this Agreement or as required by legal process or regulatory authorities, shall not disclose, disseminate, or use such names and addresses and other confidential information until such time as they may come into the public domain, without the express written consent of the affected party to this Agreement. Without limiting the foregoing, no party to this Agreement shall disclose any information that such party has been advised is proprietary, except such information that such party is required to disclose by any appropriate governmental authority (including, without limitation, the SEC, the NASD, and state securities and insurance regulators).

         10.9 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws.

         10.10 The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect, except as provided above in Section 3.3.

         10.11 Neither this Agreement nor any rights or obligations created by it may be assigned by any party without the prior written approval of the other parties.

         10.12 No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

         IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Agreement.


         The Company:         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK



                              By: /s/  Troy D. Panning
                                 ----------------------------------------------
                              Name:    Troy D. Panning
                              Title:   Chief Financial Officer and 2nd Vice
                                       President



         The Trust:        FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

         ONLY ON BEHALF OF EACH
         PORTFOLIO LISTED ON
         SCHEDULE C HEREOF.
                              By: /s/  Karen L. Skidmore
                                 ----------------------------------------------
                              Name:    Karen L. Skidmore
                              Title:   Assistant Vice President




         The Underwriter:  FRANKLIN TEMPLETON DISTRIBUTORS, INC.



                              By: /s/  Phil Kearns
                                 ----------------------------------------------
                              Name:    Phil Kearns
                              Title:   Vice President

                                    SCHEDULE A

                                   THE COMPANY



Lincoln Life & Annuity Company of New York
120 Madison Street, Suite 1700
Syracuse, New York  13202

Incorporated in New York.

                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY



1.       Name:                     LLANY Separate Account R
                                   for Flexible Premium Variable Life Insurance
         Date Established:         January 29, 1998
         SEC Registration Number:  811-08651

2.       Name:                     Lincoln Life & Annuity Flexible
                                   Premium Variable Life Account M
         Date Established:         November 24, 1997
         SEC Registration Number:  811-08559

3.       Name:                     Lincoln New York Separate Account N
                                   for Variable Annuities
         Date Established:         March 11, 1999
         SEC Registration Number:  811-09763

4.       Name:                     LLANY Separate Account S
                                   for Flexible Premium Variable Life Insurance
         Date Established:         March 2, 1999
         SEC Registration Number:  811-09257

                                   SCHEDULE C

  AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST; INVESTMENT ADVISERS



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST        INVESTMENT ADVISER

redacted

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY


-----------------------------------------------------------------------------------------------------------
                               CONTRACT 1                  CONTRACT 2                 CONTRACT 3
-----------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT         SVUL I                     VUL I                        Lincoln New York Choice
NAME AND TYPE                                                                    Plus Variable Annuity
-----------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)         Yes                        Yes                          Yes
-----------------------------------------------------------------------------------------------------------
SEC REGISTRATION         811-08651                  811-08559                    811-09763
NUMBER - 1940 ACT
-----------------------------------------------------------------------------------------------------------
REPRESENTATIVE           LN650NY                    LN605NY                      AN426NY
FORM NUMBERS
-----------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT         LLANY Separate Account R   Lincoln Life & Annuity       Lincoln New York
NAME/DATE                for Flexible Premium       Flexible Premium Variable    Separate Account N for
ESTABLISHED              Variable Life Insurance    Life Account M               Variable Annuities
-----------------------------------------------------------------------------------------------------------
SEC REGISTRATION         333-46113                  333-42507                    333-93875
NUMBER - 1933 ACT
-----------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE       Redacted                   Redacted                     Redacted
PRODUCTS SERIES
FUND ("TVP"),
FRANKLIN TEMPLETON
VARIABLE INSURANCE
PRODUCTS TRUST
("VIP") -PORTFOLIOS
AND CLASSES -
ADVISER
-----------------------------------------------------------------------------------------------------------

                            CONTRACTS OF THE COMPANY


-----------------------------------------------------------------------------------------------------------
                               CONTRACT 4                    CONTRACT 5                  CONTRACT 6
-----------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT         CVUL                         LVUL - I                     Lincoln Choice Plus
NAME AND TYPE            CVUL Series III              VUL                          Access
-----------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)         Yes                          Yes                          Yes
-----------------------------------------------------------------------------------------------------------
SEC REGISTRATION         811-09257                    811-08559                    811-09763
NUMBER - 1940 ACT
-----------------------------------------------------------------------------------------------------------
REPRESENTATIVE           LN920NY                      LN615NY                      30296-NY
FORM NUMBERS             LN925                        LN660NY
-----------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT         LLANY Separate Account S     Lincoln Life & Annuity       Lincoln New York
NAME/DATE                for Flexible Premium         Flexible Premium Variable    Separate Account N for
ESTABLISHED              Variable Life Insurance      Life Account M               Variable Annuities
-----------------------------------------------------------------------------------------------------------
SEC REGISTRATION         333-74325                    333-42507                    333-37982
NUMBER - 1933 ACT
-----------------------------------------------------------------------------------------------------------
TEMPLETON                Redacted                     Redacted                     Redacted
VARIABLE PRODUCTS
SERIES FUND
("TVP"), FRANKLIN
TEMPLETON
VARIABLE INSURANCE
PRODUCTS TRUST -
PORTFOLIOS AND
CLASSES - ADVISER
-----------------------------------------------------------------------------------------------------------

                                   SCHEDULE E

                 OTHER PORTFOLIOS AVAILABLE UNDER THE CONTRACTS


AIM V.I.Capital Appreciation Fund                   Fidelity VIP Equity Income Portfolio
AIM V.I. Diversified Income Fund                    Fidelity VIP Growth
AIM V.I. Growth Fund                                Fidelity VIP High Income
AIM V.I. International Fund                         Fidelity VIP Overseas
AIM V.I. Value Fund                                 Fidelity  VIP II Asset Manager Portfolio
                                                    Fidelity VIP II Investment Grade Bond Portfolio
                                                    Fidelity VIP II Contrafund
                                                    Fidelity VIP III Growth Opportunities

Alliance Premier Growth                             Janus Aspen Balanced Portfolio
Alliance Growth and Income                          Janus Aspen Global Technology
Alliance Growth                                     Janus Aspen Flexible Income
Alliance Technology                                 Janus Aspen Worldwide Growth Portfolio

AMT Partners Fund                                   Lincoln National Money Market Fund
AMT Mid-cap Growth Fund                             Lincoln National Bond Fund
                                                    Lincoln National Capital Appreciation Fund
                                                    Lincoln National Equity-Income Fund
                                                    Lincoln National Social Awareness Fund
                                                    Lincoln National Global Asset Allocation Fund

Avis Global Small Capitalization                    MFS Emerging Growth Series
Avis Growth                                         MFS Total Return Series
Avis International                                  MFS Utilities Series
Avis Growth-Income                                  MFS Research
Avis Bond
Avis U.S. Government/AAA-Rated Securities Fund

Baron Capital Asset Fund                            OpCap Global Equity Portfolio
                                                    OpCap Managed Portfolio
BT EAFE Equity Index Fund
BT Equity 500 Index Fund
BT Small Cap Index Fund

Delaware Premium Aggressive Growth Fund
Delaware Devon Series
Delaware Emerging Markets Series
Delaware High Yield Series
Delaware International Series
Delaware Premium Growth & Income
Delaware REIT Series
Delaware Small Cap Value Series
Delaware Trend Series


                                   SCHEDULE F

REDACTED

                                   SCHEDULE G

                              ADDRESSES FOR NOTICES



  To the Company:         Lincoln Life & Annuity Company of New York
                          120 Madison Street, Suite 1700
                          Syracuse, New York  13202
                             Attention: Troy D. Panning, CFO/2nd Vice President



  To the Trust:           Franklin Templeton Variable Insurance Products Trust
                          777 Mariners Island Boulevard
                          San Mateo, California 94404
                             Attention:  Karen L. Skidmore



  To the Underwriter:     Franklin Templeton Distributors, Inc.
                          777 Mariners Island Boulevard
                          San Mateo, California  94404
                             Attention:  Karen Skidmore

                      AMENDMENT TO PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                   Lincoln Life & Annuity Company of New York

The participation agreement, dated as of May 1, 2000, by and among Franklin Templetion Variable Insurance Products Trust, Franklin Templeton
Distributors, Inc. and Lincoln Life & Annuity Company of New York (the "Agreement") is hereby amended as follows:

           Section 4.4 of the Agreement is deleted in its entirety and replaced with the following provision:

                    4.4 At your option, we shall provide you, at our expense, with either: (i) for each Contract owner who is invested through the Account in a subaccount corresponding to a Portfolio ("designated subaccount"), one copy of each of the following documents on each occasion that such document is required by law or regulation to be delivered to such Contract owner who is invested in a designated subaccount: the Trust's current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, pertaining specifically to the Portfolios ("Designated Portfolio Documents"); or
           (ii) a camera ready copy of such Designated Portfolio Documents in a form suitable for printing and from which information relating to series of the Trust other than the Portfolios has been deleted to the extent practicable. In connection with clause (ii) of this paragraph, we will pay for proportional printing costs for such Designated Portfolio Documents in order to provide one copy for each Contract owner who is invested in a designated subaccount on each occasion that such document is required by law or regulation to be delivered to such Contract owner, and provided the appropriate documentation is provided and approved by us. We shall provide you with a copy of the Trust's current statement of additional information, including any amendments or supplements, in a form suitable for you to duplicate. The expenses of furnishing, including mailing, to Contract owners the documents refereed to in this paragraph shall he borne by you. For each of the documents provided to you in accordance with clause (i) of this paragraph 4.4, we shall provide you, upon your request and at your expense, additional copies. In no event shall we be responsible for the costs of printing or delivery of Designated Portfolio Documents to potential or new Contract owners or the delivery of Designated Portfolio Documents to existing contract owners.

All other ten's and provisions of the Agreement not amended herein shall remain in full force and effect

Effective Date as of May 1,2000.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST        FRANKLIN TEMPLETON DISTRIBUTORS. INC.
----------------------------------------------------        -------------------------------------
By: /s/ Karen L. Skidmore                                   By: /s/ Phil Kearns
Name: Karen L. Skidmore                                     Name: Phil Kearns
Title: Assistant Vice President                             Title: Vice President

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
----------------------------------------------------
By: /s/ Joanne B. Collins
Name: Joanne B. Collins
Title: President

                      AMENDMENT TO PARTICIPATION AGREEMENT

              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                   Lincoln Life & Annuity Company of New York

The participation agreement, dated as of May 1, 2000, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Lincoln Life & Annuity Company of New York (the "Agreement") is hereby amended as follows:

         Schedule D of the Agreement is hereby deleted in its entirety and replaced with the Schedule D attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of July 15, 2001.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST     FRANKLIN TEMPLETON DISTRIBUTORS, INC.
----------------------------------------------------     -------------------------------------
By:    /s/ Karen L. Skidmore                             By:    /s/ Philip Kearns
Name:  Karen L. Skidmore                                 Name:  Philip Kearns
Title: Assistant Vice President                          Title: Vice President


THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
-------------------------------------------

By:    /s/ Steven M. Kluever
Name:  Steven M. Kluever
Title: Second Vice President

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

-------------------------------------------------------------------------------------------------------------------------
                                  CONTRACT 1                      CONTRACT 2                       CONTRACT 3
-------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT             SVUL I                         VUL I                            Lincoln ChoicePlus
NAME AND TYPE                                                                                Variable Annuity
-------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)             Yes                            Yes                              Yes
-------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             333-46113                      333-42507                        333-93875
NUMBER - 1933 ACT
-------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE               LN650NY                        LN605NY                          AN426NY
FORM NUMBERS
-------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT             LLANY Separate Account R       Lincoln Life & Annuity           Lincoln New York
NAME/DATE                    for Flexible Premium           Flexible Premium Variable        Separate Account N for
ESTABLISHED                  Variable Life Insurance        Life Account M                   Variable Annuities
                             1/29/98                        11/24/97                         3/11/99
-------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             811-08651                      811-08559                        811-09763
NUMBER - 1940 ACT
-------------------------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE
PRODUCTS SERIES
FUND ("TVP"), FRANKLIN
TEMPLETON VARIABLE
INSURANCE PRODUCTS
TRUST ("VIP") -
PORTFOLIOS AND
CLASSES - ADVISER
-------------------------------------------------------------------------------------------------------------------------

                            CONTRACTS OF THE COMPANY

-------------------------------------------------------------------------------------------------------------------------
                                  CONTRACT 4                      CONTRACT 5                        CONTRACT 6
-------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT            CVUL                            LVUL - I                         Lincoln ChoicePlus Access
NAME AND TYPE               CVUL Series III                 VUL
-------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)            Yes                             Yes                              Yes
-------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION            333-74325                       333-42507                        333-37982
NUMBER - 1933 ACT
-------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE              LN920NY                         LN615NY                          30296NY
FORM NUMBERS                LN925                           LN660NY
-------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT            LLANY Separate Account S        Lincoln Life & Annuity           Lincoln New York
NAME/DATE                   for Flexible Premium            Flexible Premium Variable        Separate Account N for
ESTABLISHED                 Variable Life Insurance         Life Account M                   Variable Annuities
                            3/2/99                          11/24/97                         3/11/99
-------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION            811-09257                       811-08559                        811-09763
NUMBER - 19403 ACT
-------------------------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE
PRODUCTS SERIES
FUND ("TVP"), FRANKLIN
TEMPLETON VARIABLE
INSURANCE PRODUCTS
TRUST - PORTFOLIOS
AND CLASSES - ADVISER
-------------------------------------------------------------------------------------------------------------------------

                            CONTRACTS OF THE COMPANY

-------------------------------------------------------------------------------------------------------------------------
                                      CONTRACT 7                      CONTRACT 8                       CONTRACT 9
-------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT             SVUL II                        MoneyGuard                       LVUL(CV)
NAME AND TYPE
-------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)             Yes                                                             Yes
-------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             333-33778                                                       333-42507
NUMBER - 1933 ACT
-------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE               LN655NY                        LN665NY                          LN680NY
FORM NUMBERS
-------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT             LLANY Separate Account R       Lincoln Life & Annuity           Lincoln Life & Annuity
NAME/DATE                    for Flexible Premium           Flexible Premium Variable        Flexible Premium Variable
ESTABLISHED                  Variable Life Insurance        Life Account M                   Life Account M
                             1/29/98                        11/24/97                         11/24/97
-------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             811-08651                      811-08559                        811-08559
NUMBER - 1940 ACT
-------------------------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE           < same funds as SVUL I         Franklin Small Cap Fund -        Franklin Small Cap Fund -
PRODUCTS SERIES FUND         ...see "Contract 1 >           Class 2 - Franklin               Class 2 - Franklin
("TVP"), FRANKLIN                                           Advisors, Inc.                   Advisors, Inc.
TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST                                    Templeton Growth Securities      Templeton Growth Securities
("VIP") -PORTFOLIOS AND                                     Fund - Class 2 - Templeton       Fund - Class 2 - Templeton
CLASSES - ADVISER                                           Global Advisors Limited          Global Advisors Limited
-------------------------------------------------------------------------------------------------------------------------

                            CONTRACTS OF THE COMPANY

-------------------------------------------------------------------------------------------------------------------------
                                 CONTRACT 10                      CONTRACT 11                     CONTRACT 12
-------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT            Lincoln ChoicePlus II           Lincoln ChoicePlus II Access     Lincoln ChoicePlus II Advance
NAME AND TYPE
-------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)
-------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION
NUMBER - 1933 ACT
-------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE
FORM NUMBERS
-------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT            Lincoln New York                Lincoln New York                 Lincoln New York
NAME/DATE                   Separate Account N for          Separate Account N for           Separate Account N for
ESTABLISHED                 Variable Annuities              Variable Annuities               Variable Annuities
                            3/11/99                         3/11/99                          3/11/99
-------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION            811-09763                       811-09763                        811-09763
NUMBER - 1940 ACT
-------------------------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE          Franklin Small Cap Fund -       Franklin Small Cap Fund -        Franklin Small Cap Fund -
PRODUCTS SERIES FUND        Class 2 - Franklin              Class 2 - Franklin               Class 2 - Franklin
("TVP"), FRANKLIN           Advisors, Inc.                  Advisors, Inc.                   Advisors, Inc.
TEMPLETON VARIABLE
INSURANCE PRODUCTS          Templeton Growth Securities     Templeton Growth Securities      Templeton Growth Securities
TRUST - PORTFOLIOS          Fund - Class 2 - Templeton      Fund - Class 2 - Templeton       Fund - Class 2 - Templeton
AND CLASSES - ADVISER       Global Advisors Limited         Global Advisors Limited          Global Advisors Limited
-------------------------------------------------------------------------------------------------------------------------